Quarterly Financial Information (Unaudited)	12 Months Ended
Dec. 31, 2013
Quarterly Financial Information (Unaudited)
17.	Quarterly Financial Information (Unaudited)

The Company’s quarterly financial information for the years ended December 31, 2013 and 2012 is as follows (in thousands):

	First quarter	Second quarter	Third quarter	Fourth quarter
Year ended December 31, 2013:
Total operating revenues	$13,233	$23,840	$23,665	$27,866
Total operating expenses	10,705	25,833	52,274	27,755
Operating income (loss)	2,528	(1,993)	(28,609)	111
Net income (loss)	$(6,775)	$19,586	$(33,652)	$(14,935)

	First quarter	Second quarter	Third quarter	Fourth quarter
Year ended December 31, 2012:
Total operating revenues	$4,792	$4,155	$6,580	$11,673
Total operating expenses	6,353	11,984	8,123	9,640
Operating income (loss)	(1,561)	(7,829)	(1,543)	2,033
Net income (loss)	$(2,334)	$(12,884)	$(6,523)	$2,397